UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2024

SHARECARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39535	85-1365053
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

255 East Paces Ferry Road NE, Suite 700

Atlanta, Georgia 30305

(Address of principal executive offices)

Registrant's telephone number, including area code: (404) 671-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share*	SHCR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share*	SHCRW	The Nasdaq Stock Market LLC

* A Form 25 was filed with the Securities and Exchange Commission on October 22, 2024 to delist and deregister the Common Stock and Warrants. The delisting of the Common Stock and Warrants will be effective 10 days after the filing of the Form 25. The deregistration of the Common Stock and the Warrants under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after the filing of the Form 25. Pending such effectiveness of the Form 25, the Common Stock and Warrants are no longer trading on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Sharecare, Inc. on October 22, 2024 to correct an error.

Introductory Note

On October 22, 2024, Sharecare, Inc. (“Sharecare” or the “Company”), Impact Acquiror Inc., a Delaware corporation (“Parent”), and Impact Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), completed the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of June 21, 2024 (the “Merger Agreement”) by and among the Company, Parent and Merger Sub. Parent and Merger Sub are affiliates of Altaris, LLC, a Delaware limited liability company. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a subsidiary of Parent.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

At the Effective Time, in accordance with the terms set forth in the Merger Agreement, each issued and outstanding share of common stock of the Company, par value $0.0001 per share (“Company Common Stock”) (other than (a) shares of Company Common Stock that, immediately prior to the Effective Time, were held by the Company and not held on behalf of third parties, (b) shares of Company Common Stock that were owned by Parent or Merger Sub, in each case immediately prior to the Effective Time and (c) certain shares of Company Common Stock that were owned by Jeff Arnold, the Company’s Executive Chairman, and certain affiliates of Claritas Capital, LLC (“Claritas”), respectively, which shares were contributed, transferred and assigned to an affiliate of Parent immediately prior to the Effective Time in exchange for certain equity securities in such affiliate of Parent pursuant to the terms of rollover agreements entered into by Jeff Arnold and such affiliates of Claritas, respectively, on the one hand, and certain affiliates of Parent, on the other hand), was automatically converted into the right to receive $1.43 per share in cash, without interest (the “Merger Consideration”). Each share of Series A convertible preferred stock of the Company, par value $0.0001 per share (“Preferred Stock”) issued and outstanding immediately prior to the Effective Time remained issued and outstanding following the Effective Time and was not converted into the right to receive the Merger Consideration.

In addition, pursuant to the Merger Agreement, in accordance with the terms set forth therein and unless otherwise agreed in writing between Parent and the applicable holder, at the Effective Time:

•	Each outstanding option to purchase shares of Company Common Stock (a “Company Option”) that was vested or vested upon the Effective Time in accordance with its terms was cancelled and converted into the right to receive an amount in cash (without interest) equal to the product of multiplying (A) the number of shares of Company Common Stock subject to the Company Option immediately prior to the Effective Time by (B) the excess, if any of (x) the Merger Consideration over (y) the exercise price per share of Company Common Stock of such Company Option (the “Option Consideration”).

•	Each outstanding Company Option that was unvested and held by a participant in the Company’s Change in Control Plan, effective January 25, 2023 (the “CIC Plan”, and each participant in the CIC Plan, a “CIC Plan Participant”), was cancelled and converted into a contingent right to receive (A) a cash payment, without interest (a “Contingent Cash Award”), equal to 70% of the Option Consideration and (B) a number of non-voting common units of Parent (or any parent company of Parent) (a “Contingent Unit Award”) having a capital value equal to 30% of the Option Consideration with respect to such Company Option, in each case generally subject to the same terms and conditions as applied to such Company Option immediately prior to the Effective Time.

•	Each outstanding Company Option that was unvested and held by an individual who was not a CIC Plan Participant (a “Non-CIC Plan Participant”) was cancelled and converted into a Contingent Cash Award equal to the Option Consideration with respect to such Company Option, generally subject to the same terms and conditions as applied to such Company Option immediately prior to the Effective Time (except that the vesting of 70% of each such Contingent Cash Award would also be subject to certain performance-based goal(s)).

•	With respect to any outstanding Company Option the vesting of which was subject to stock price performance hurdles, (A) such stock price performance hurdles were deemed to have been satisfied to the extent the Merger Consideration exceeded the applicable performance hurdle and (B) any tranches of performance-vesting options whose performance hurdles exceeded the Merger Consideration were automatically forfeited at the Effective Time.

•	Each outstanding Company Option, whether vested or unvested and whether held by CIC Plan Participants or Non-CIC Plan Participants, for which the exercise price per share of Company Common Stock was equal to or greater than the Merger Consideration was automatically cancelled without consideration.

•	Each restricted stock unit award corresponding to shares of Company Common Stock (a “Company RSU Award”) that was held by a non-employee member of the Board of Directors of the Company (the “Board”), whether or not vested, was cancelled and converted into the right to receive an amount in cash (without interest) equal to the product of multiplying (A) the number of shares of Company Common Stock subject to such Company RSU Award by (B) the Merger Consideration.

•	Each Company RSU Award held by a CIC Plan Participant was cancelled and converted into (I) a Contingent Cash Award in an amount in cash equal to the product of multiplying (A) 70% of the number of shares of Company Common Stock subject to such Company RSU Award by (B) the Merger Consideration, and (II) a Contingent Unit Award with a capital value equal to the product of multiplying (A) 30% of the number of shares of Company Common Stock subject to such Company RSU Award by (B) the Merger Consideration, in each case generally subject to the same terms and conditions as applied to such Company RSU Award immediately prior to the Effective Time. With respect to any outstanding Company RSU Award the vesting of which was subject to performance-based objectives, the number of shares of Company Common Stock subject to such Company RSU Award was deemed to be equal to (1) 125.3% for the 2023 measurement period, and (2) for incomplete measurement periods, the greater of (x) the number of shares of Company Common Stock earned based on target performance and (y) the number of shares of Company Common Stock earned based on actual performance, extrapolated as of the Effective Time through the end of the applicable measurement period.

•	Each Company RSU Award held by a Non-CIC Plan Participant (excluding non-employee members of the Board) was cancelled and converted into a Contingent Cash Award, in an amount in cash equal to the product of multiplying (A) the number of shares of Company Common Stock subject to such Company RSU Award by (B) the Merger Consideration, generally subject to the same terms and conditions as applied to such Company RSU Award immediately prior to the Effective Time (except that the vesting of 70% of such Contingent Cash Award would also be subject to certain performance-based goal(s)). With respect to any outstanding Company RSU Award the vesting of which was subject to performance-based objectives, the number of shares of Company Common Stock subject to such Company RSU Award was deemed to be equal to (I) 125.3% for the 2023 measurement period, and (II) for incomplete measurement periods, the number of shares of Company Common Stock earned based on target performance.

•	Each Company warrant (a “Company Warrant”) outstanding as of immediately prior to the Effective Time and issued under the Company’s Warrant Agreement, dated as of September 21, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Warrant Agreement”) was treated in accordance with Section 4.4 of the Warrant Agreement, pursuant to which each such Company Warrant, automatically and without any required action on the part of the holder thereof or any other person, ceased to represent a Company Warrant exercisable for shares of Company Common Stock and became a Company Warrant exercisable for the Merger Consideration that the holder of such Company Warrant would have received if such Company Warrant had been exercised immediately prior to the Effective Time. If a Registered Holder (as defined in the Warrant Agreement) of a Company Warrant validly exercises a Company Warrant within thirty days following the date of this Current Report on Form 8-K, the Warrant Price (as defined in the Warrant Agreement) will be reduced to an amount equal to $1.3368 per Company Warrant, which is equal to the Warrant Price as in effect immediately prior to the Effective Time (the “Original Warrant Price”) less (i) the Original Warrant Price minus (ii)(A) the Merger Consideration minus (B) the Black-Scholes Warrant Value (as defined in the Warrant Agreement) with respect to such Company Warrant immediately prior to the Effective Time, which was $0.0932 per Company Warrant.

As a result of the completion of the Merger, the Company became a subsidiary of Parent. Parent funded the aggregate Merger Consideration through equity financing.

The foregoing description of the Merger, the Merger Agreement and the other transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on June 21, 2024, which is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On October 22, 2024, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had been completed and requested that Nasdaq suspend trading of Company Common Stock and the Company Warrants on Nasdaq prior to the opening of trading on October 22, 2024. The Company also requested that Nasdaq file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Company Common Stock and all of the Company Warrants from Nasdaq and the deregistration of such shares and warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the shares of Company Common Stock and the Company Warrants will no longer be listed on Nasdaq.

In addition, following the effectiveness of the Form 25, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of all shares of Company Common Stock and all of the Company Warrants under Section 12(g) of the Exchange Act, and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to all shares of Company Common Stock and the Company Warrants.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Items 2.01, 3.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

As a result of the Merger, each share of Company Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was automatically cancelled and exchanged, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as shareholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred, and the Company became a subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, Jeff Allred, Jeff Arnold, John Chadwick, Sandro Galea, Ken Goulet, Brent Layton, Veronica Mallett, Alan Mnuchin, Rajeev Ronanki, Jeff Sagansky and Nicole Torraco each resigned from the Board and from any and all committees of the Board on which they served. At the Effective Time, Nicholas Fulco and Charles Mullens, who were the directors of Merger Sub immediately prior to the Effective Time, became the directors of Sharecare. As contemplated by the Merger Agreement, the Compensation and Human Capital Committee of the Board approved and adopted an amendment to the Company’s Change in Control Plan, effective upon and subject to the occurrence of the Effective Time, providing that, for purposes of calculating severance payments thereunder, base salary and target bonus shall in each case be determined based on the level in effect at the time of the qualifying termination or the Effective Time, whichever results in a greater amount.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s Fourth Amended and Restated Certificate of Incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety as the Fifth Amended and Restated Certificate of Incorporation of the Company (the “Charter”). A copy of the Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference. Additionally, pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s Second Amended and Restated Bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time of the Merger, except that references to Merger Sub’s name were replaced with references to the Company’s name (the “Bylaws”). A copy of the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 22, 2024, Sharecare issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, by and among Impact Acquiror Inc., Impact Merger Sub Inc. and Sharecare, Inc., dated as of June 21, 2024 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 21, 2024).
3.1	Fifth Amended and Restated Certificate of Incorporation of Sharecare, Inc., dated as of October 22, 2024.
3.2	Amended and Restated Bylaws of Sharecare, Inc., dated as of October 22, 2024.
99.1	Press Release, dated as of October 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2024	SHARECARE, INC.

	By:	/s/ Carrie Ratliff
Name: Carrie Ratliff
Title: Chief Legal Officer